UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2023

Item 1.

Reports to Stockholders

Fidelity® Strategic Real Return Fund

Annual Report
September 30, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended September 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	0.74%	3.16%	2.15%
Class M (incl. 4.00% sales charge)	0.74%	3.15%	2.14%
Class C (incl. contingent deferred sales charge)	3.25%	3.24%	1.95%
Fidelity® Strategic Real Return Fund	5.21%	4.27%	2.84%
Class K6	5.44%	4.40%	2.90%
Class I	5.33%	4.28%	2.84%
Class Z	5.32%	4.36%	2.88%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
The initial offering of Class K6 shares took place on October 8, 2019. Returns prior to October 8, 2019, are those of Fidelity Strategic Real Return Fund, the original class of the fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Real Return Fund, a class of the fund, on September 30, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
For the 12 months ending September 30, 2023, investors encountered a global economic expansion and a slowing in the pace of inflation, which provided a favorable backdrop for riskier investments during much of the period. Monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped-down 25 basis points. The stock market's year-to-date rally sputtered in August amid a stalling pattern in disinflationary trends, soaring yields on longer-term government bonds and concern that the Fed will keep interest rates higher for longer than expected. In this environment, the Fidelity Strategic Real Return Composite IndexSM gained 6.35%. Within the index, floating-rate debt performed the best, advancing about 13%, according to the S&P®/LSTA Leveraged Performing Loan Index. Commodity equities (+13%) roughly matched that increase, as measured by the MSCI AC World Commodity Producers Sector Capped Index. That said, commodity futures, per the Bloomberg Commodity Index, returned roughly -1% amid a less favorable supply/demand balance. Meanwhile, real estate equities, according to the FTSE® NAREIT® Equity REITs Index, rose 2.99%, while real estate debt securities added 3.82%, as reflected by the ICE BofA® U.S. Real Estate Index. Meanwhile, the Bloomberg U.S. Treasury Inflation-Protected Securities Index increased 1.25%, compared to a 3.7% rise in the Consumer Price Index for the period.
Comments from Co-Lead Manager Adam Kramer:
For the fiscal year ending September 30, 2023, the fund's share classes gained 4% to 5% (excluding sales charges, if applicable), trailing the 6.35% increase in the Fidelity Strategic Real Return Composite Index. We were pleased that the fund achieved a positive return that exceeded the inflation rate, but we are disappointed anytime it underperforms the Composite index, as it did this period. Security selection in the fund's commodity equity subportfolio posed the biggest relative performance challenge. In particular, subpar stock picks among oil- and gas-related holdings detracted the most. Elsewhere in the fund, a small out-of-benchmark allocation to infrastructure equities proved detrimental in terms of relative performance. These securities came under pressure this period due to the longer-duration nature of their assets, which made them more vulnerable to the effects of rising interest rates. On the positive side, security selection among real estate equities contributed to the fund's relative result, with strong performance in the health care industry and positioning among diversified and industrial REITs adding the most value. Investment choices in the fund's floating-rate loan subportfolio further aided performance, especially in the insurance and health care groups. Of final note, the fund's exposure to TIPS had a slightly positive performance impact, due mainly to an underweight in the category.
Note to shareholders:
On January 1, 2023, Co-Manager Jody Simes came off the fund upon retiring from Fidelity. On August 2, 2023, Colin Anderson assumed co-management responsibilities for the fund's gold sleeve, joining Co-Manager Steven Calhoun.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary September 30, 2023 (Unaudited)
The information in the following tables is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

U.S. Treasury Inflation-Indexed Securities - 23.5%

Holdings Distribution (% of Fund's net assets)

* Includes investment in Fidelity® Commodity Strategy Central Fund
** Includes investment in Fidelity® Floating Rate Central Fund
*** Includes investment in Fidelity® Real Estate Equity Central Fund
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Equities and Other Investments percentages above include Fidelity Commodity Strategy Central Fund of 14.8%.

An unaudited holdings list for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments September 30, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 3.6%
	Principal Amount (a)	Value ($)
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.3%
Caesars Entertainment, Inc. 8.125% 7/1/27 (b)	535,000	537,550
Hilton Domestic Operating Co., Inc. 4% 5/1/31 (b)	350,000	294,237
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (b)	745,000	607,340
Marriott Ownership Resorts, Inc. 4.5% 6/15/29 (b)	285,000	238,802
Times Square Hotel Trust 8.528% 8/1/26 (b)	190,342	187,829
		1,865,758
Household Durables - 0.1%
LGI Homes, Inc. 4% 7/15/29 (b)	170,000	135,634
M/I Homes, Inc. 3.95% 2/15/30	100,000	81,398
TRI Pointe Homes, Inc. 5.25% 6/1/27	100,000	93,577
		310,609
TOTAL CONSUMER DISCRETIONARY		2,176,367
FINANCIALS - 0.1%
Financial Services - 0.1%
Brixmor Operating Partnership LP 4.05% 7/1/30	350,000	305,551
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Sabra Health Care LP 3.2% 12/1/31	250,000	187,066
REAL ESTATE - 3.1%
Equity Real Estate Investment Trusts (REITs) - 2.9%
American Homes 4 Rent LP:
2.375% 7/15/31	750,000	571,822
3.625% 4/15/32	1,000,000	827,437
American Tower Corp.:
2.7% 4/15/31	750,000	594,800
3.8% 8/15/29	1,250,000	1,111,888
4.05% 3/15/32	750,000	646,451
5.55% 7/15/33	250,000	238,216
CBL & Associates LP 5.95% (c)(d)	132,000	0
Crown Castle International Corp.:
2.25% 1/15/31	1,250,000	970,084
3.8% 2/15/28	100,000	91,690
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (b)	225,000	192,388
EPR Properties:
3.6% 11/15/31	250,000	185,317
4.95% 4/15/28	250,000	221,518
Equinix, Inc.:
2.15% 7/15/30	500,000	392,716
3.2% 11/18/29	750,000	642,252
3.9% 4/15/32	250,000	213,623
GLP Capital LP/GLP Financing II, Inc.:
3.25% 1/15/32	250,000	194,022
4% 1/15/31	500,000	416,258
5.3% 1/15/29	1,000,000	927,020
Invitation Homes Operating Partnership LP:
2% 8/15/31	750,000	555,031
4.15% 4/15/32	1,000,000	860,074
MPT Operating Partnership LP/MPT Finance Corp. 4.625% 8/1/29	915,000	648,061
Omega Healthcare Investors, Inc.:
3.375% 2/1/31	500,000	390,896
4.5% 4/1/27	83,000	77,322
SBA Communications Corp. 3.125% 2/1/29	500,000	417,036
Spirit Realty LP 4% 7/15/29	250,000	221,157
Sun Communities Operating LP:
2.7% 7/15/31	1,000,000	769,626
4.2% 4/15/32	4,000	3,413
5.7% 1/15/33	250,000	236,229
Uniti Group LP / Uniti Group Finance, Inc.:
6.5% 2/15/29 (b)	435,000	284,830
10.5% 2/15/28 (b)	235,000	230,171
Uniti Group, Inc. 6% 1/15/30 (b)	105,000	66,675
Ventas Realty LP 4.75% 11/15/30	250,000	228,635
VICI Properties LP 5.125% 5/15/32	1,250,000	1,118,842
VICI Properties LP / VICI Note Co. 4.625% 12/1/29 (b)	500,000	443,525
Welltower OP LLC 3.85% 6/15/32	500,000	426,483
Weyerhaeuser Co. 4% 4/15/30	250,000	221,576
XHR LP 4.875% 6/1/29 (b)	250,000	212,500
		15,849,584
Real Estate Management & Development - 0.2%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (b)	285,000	262,941
Extra Space Storage LP 2.35% 3/15/32	500,000	377,949
Howard Hughes Corp.:
4.125% 2/1/29 (b)	40,000	32,000
4.375% 2/1/31 (b)	385,000	295,402
Kennedy-Wilson, Inc. 4.75% 3/1/29	430,000	330,029
		1,298,321
TOTAL REAL ESTATE		17,147,905
TOTAL NONCONVERTIBLE BONDS (Cost $21,588,017)		19,816,889

U.S. Treasury Inflation-Protected Obligations - 23.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	2,904,847	1,620,146
0.125% 2/15/52	2,613,549	1,437,881
0.25% 2/15/50	83,231	49,082
0.625% 2/15/43	3,200,371	2,328,870
0.75% 2/15/42	687,248	521,096
0.75% 2/15/45	2,103,003	1,530,466
0.875% 2/15/47	953,569	696,194
1% 2/15/46	68,377	51,972
1% 2/15/48	1,226,004	913,271
1% 2/15/49	2,605,789	1,925,930
1.375% 2/15/44	3,134,844	2,624,037
1.75% 1/15/28	1,520,455	1,477,105
2% 1/15/26	1,440,068	1,411,860
2.125% 2/15/40	1,122,970	1,089,363
2.125% 2/15/41	1,584,358	1,533,917
2.375% 1/15/25	2,105,006	2,079,753
2.375% 1/15/27	1,092,921	1,084,790
2.5% 1/15/29	838,624	844,503
3.375% 4/15/32	34,444	37,138
3.625% 4/15/28	1,682,109	1,767,781
U.S. Treasury Inflation-Indexed Notes:
0.125% 10/15/24	3,786,523	3,670,664
0.125% 4/15/25	3,480,585	3,320,323
0.125% 10/15/25	3,044,314	2,884,818
0.125% 4/15/26	3,097,132	2,893,749
0.125% 7/15/26	3,439,484	3,215,154
0.125% 10/15/26	2,366,029	2,200,513
0.125% 4/15/27	5,781,511	5,308,184
0.125% 1/15/30	4,435,364	3,867,949
0.125% 7/15/30	4,296,977	3,725,284
0.125% 1/15/31	4,215,773	3,606,858
0.125% 7/15/31	5,241,968	4,453,124
0.125% 1/15/32	4,907,327	4,113,770
0.25% 1/15/25	4,673,371	4,494,981
0.25% 7/15/29	4,725,307	4,211,309
0.375% 7/15/25	5,611,235	5,372,102
0.375% 1/15/27	5,711,156	5,313,143
0.375% 7/15/27	4,984,894	4,623,436
0.5% 1/15/28	8,237,561	7,594,097
0.625% 1/15/26	4,531,123	4,307,795
0.625% 7/15/32	5,439,460	4,742,452
0.75% 7/15/28	5,170,821	4,812,934
0.875% 1/15/29	2,763,914	2,565,177
1.125% 1/15/33	5,490,384	4,961,555
1.25% 4/15/28	2,354,213	2,238,873
1.375% 7/15/33	3,220,896	2,980,197
1.5% 2/15/53	1,048,948	868,708
1.625% 10/15/27	268,304	260,549
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $144,120,280)		127,632,853

Asset-Backed Securities - 0.5%
	Principal Amount (a)	Value ($)
American Homes 4 Rent Series 2015-SFR2 Class XS, 0% 10/17/52 (b)(d)(e)(f)	134,653	1
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (b)	85,000	77,254
FirstKey Homes Trust Series 2021-SFR2 Class F1, 2.908% 9/17/38 (b)	100,000	85,055
Home Partners of America Trust:
Series 2021-1 Class F, 3.325% 9/17/41 (b)	85,772	68,080
Series 2021-2 Class G, 4.505% 12/17/26 (b)	181,941	153,029
New Residential Mortgage Loan Trust Series 2022-SFR2 Class E1, 4% 9/4/39 (b)	100,000	85,299
Progress Residential:
Series 2022-SFR3 Class F, 6.6% 4/17/39 (b)	250,000	231,333
Series 2022-SFR4 Class E1, 6.121% 5/17/41 (b)	221,000	202,965
Series 2022-SFR5:
Class E1, 6.618% 6/17/39 (b)	201,000	192,752
Class E2, 6.863% 6/17/39 (b)	336,000	321,248
Progress Residential Trust:
Series 2021-SFR6 Class F, 3.422% 7/17/38 (b)	100,000	86,355
Series 2022-SFR2 Class E2, 4.8% 4/17/27 (b)	100,000	91,028
Starwood Mortgage Residential Trust Series 2022-SFR3 Class F, CME Term SOFR 1 Month Index + 4.500% 9.8322% 5/17/24 (b)(e)(g)	500,000	486,668
Tricon Residential Series 2022-SFR1:
Class E1, 5.344% 4/17/39 (b)	238,000	218,013
Class E2, 5.739% 4/17/39 (b)	295,000	270,826
TOTAL ASSET-BACKED SECURITIES (Cost $2,765,270)		2,569,906

Commercial Mortgage Securities - 4.0%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust floater Series 2021-JACX Class E, CME Term SOFR 1 Month Index + 3.860% 9.1975% 9/15/38 (b)(e)(g)	106,000	84,465
BANK:
sequential payer:
Series 2021-BN35 Class A5, 2.285% 6/15/64	134,000	103,532
Series 2022-BNK42:
Class D, 2.5% 6/15/55 (b)	180,000	90,417
Class E, 2.5% 6/15/55 (b)	141,000	63,613
Series 2022-BNK44, Class A5, 5.937% 11/15/55 (e)	100,000	98,954
Series 2020-BN30 Class MCDG, 3.0155% 12/15/53 (e)	264,000	115,164
Series 2021-BN38 Class C, 3.3245% 12/15/64 (e)	554,000	335,042
Series 2022-BNK41, Class C, 3.9164% 4/15/65 (e)	567,000	377,811
Series 2022-BNK42 Class C, 4.8795% 6/15/55 (e)	500,000	366,373
BBCMS Series 2022-C15, Class A5, 3.662% 4/15/55	178,000	151,229
BBCMS Mortgage Trust:
sequential payer Series 2022-C17 Class D, 2.5% 9/15/55 (b)(d)	163,000	76,698
Series 2020-C7 Class C, 3.7159% 4/15/53 (e)	500,000	315,615
Series 2022-C16 Class C, 4.6% 6/15/55 (e)	750,000	538,957
Benchmark Mortgage Trust:
sequential payer Series 2022-B36 Class A5, 4.4699% 7/15/55	100,000	89,997
Series 2020-B18 Class AGNG, 4.5348% 7/15/53 (b)(e)	63,000	53,318
Series 2020-IG2 Class D, 3.4028% 9/15/48 (b)(e)	417,000	120,238
Series 2022-B36 Class D, 2.5% 7/15/55 (b)	250,000	111,671
Series 2023-C5 Class B, 6.6974% 6/15/56 (e)	250,000	243,478
BMO Mortgage Trust Series 2022-C1:
Class 360D, 4.0699% 2/17/55 (b)(e)	84,000	46,546
Class 360E, 4.0699% 2/17/55 (b)(e)	105,000	55,655
BPR Trust floater Series 2021-TY Class E, CME Term SOFR 1 Month Index + 3.710% 9.0475% 9/15/38 (b)(e)(g)	100,000	92,993
BX Commercial Mortgage Trust:
floater:
Series 2021-CIP Class F, CME Term SOFR 1 Month Index + 3.330% 8.6655% 12/15/38 (b)(e)(g)	210,000	199,500
Series 2021-PAC Class G, CME Term SOFR 1 Month Index + 3.060% 8.3926% 10/15/36 (b)(e)(g)	198,000	185,640
Series 2021-VINO:
Class F, CME Term SOFR 1 Month Index + 2.910% 8.2488% 5/15/38 (b)(e)(g)	251,691	236,521
Class G, CME Term SOFR 1 Month Index + 4.060% 9.3988% 5/15/38 (b)(e)(g)	151,922	144,235
Series 2020-VIVA Class E, 3.667% 3/11/44 (b)(e)	789,000	606,472
BX Trust:
floater:
Series 2019-XL:
Class G, CME Term SOFR 1 Month Index + 2.410% 7.7467% 10/15/36 (b)(e)(g)	386,750	380,386
Class J, CME Term SOFR 1 Month Index + 2.760% 8.0967% 10/15/36 (b)(e)(g)	145,350	142,379
Series 2021-ARIA Class F, CME Term SOFR 1 Month Index + 2.700% 8.04% 10/15/36 (b)(e)(g)	27,000	25,382
Series 2021-MFM1:
Class F, CME Term SOFR 1 Month Index + 3.110% 8.4465% 1/15/34 (b)(e)(g)	303,826	293,321
Class G, CME Term SOFR 1 Month Index + 4.010% 9.3465% 1/15/34 (b)(e)(g)	153,722	145,339
Series 2021-SOAR:
Class F, CME Term SOFR 1 Month Index + 2.460% 7.7975% 6/15/38 (b)(e)(g)	444,706	425,024
Class J, CME Term SOFR 1 Month Index + 3.860% 9.1975% 6/15/38 (b)(e)(g)	557,043	526,158
Series 2021-VOLT:
Class F, CME Term SOFR 1 Month Index + 2.510% 7.8467% 9/15/36 (b)(e)(g)	100,000	93,912
Class G, CME Term SOFR 1 Month Index + 2.960% 8.2967% 9/15/36 (b)(e)(g)	105,000	98,430
Series 2022-LBA6:
Class F, CME Term SOFR 1 Month Index + 3.350% 8.6822% 1/15/39 (b)(e)(g)	100,000	95,216
Class G, CME Term SOFR 1 Month Index + 4.200% 9.5322% 1/15/39 (b)(e)(g)	100,000	94,750
Series 2022-VAMF Class F, CME Term SOFR 1 Month Index + 3.290% 8.6312% 1/15/39 (b)(e)(g)	157,000	146,803
sequential payer Series 2019-OC11 Class A, 3.202% 12/9/41 (b)	500,000	421,560
Series 2019-OC11 Class E, 4.0755% 12/9/41 (b)(e)	284,000	226,357
Camb Commercial Mortgage Trust sequential payer Series 2021-CX2 Class A, 2.7% 11/10/46 (b)	500,000	385,143
Citigroup Commercial Mortgage Series 2023-SMRT Class C, 6.0475% 10/12/40 (b)(e)	250,000	236,295
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (b)	150,000	120,075
Series 2012-CR1 Class G, 2.462% 5/15/45 (b)(d)	11,405	227
Series 2017-CD4 Class D, 3.3% 5/10/50 (b)	313,000	206,328
Series 2019-CD4 Class C, 4.3497% 5/10/50 (e)	232,000	169,060
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, CME Term SOFR 1 Month Index + 4.330% 9.6636% 6/15/34 (b)(g)	80,000	57,065
Credit Suisse Mortgage Trust floater Series 2021-4SZN Class A, CME Term SOFR 1 Month Index + 3.960% 9.2995% 11/15/23 (b)(e)(g)	141,000	136,298
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.5811% 6/15/50 (b)(e)	156,000	101,064
Series 2019-C16 Class C, 4.2371% 6/15/52 (e)	750,000	570,711
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class F, CME Term SOFR 1 Month Index + 2.780% 8.1145% 11/15/38 (b)(e)(g)	479,000	459,768
Class J, CME Term SOFR 1 Month Index + 3.720% 9.0624% 11/15/38 (b)(e)(g)	210,000	197,511
GS Mortgage Securities Corp. Trust floater Series 2019-70P:
Class E, CME Term SOFR 1 Month Index + 2.310% 7.6475% 10/15/36 (b)(e)(g)	139,000	124,119
Class F, CME Term SOFR 1 Month Index + 2.760% 8.0975% 10/15/36 (b)(e)(g)	218,000	191,485
GS Mortgage Securities Trust:
Series 2011-GC5:
Class E, 5.2986% 8/10/44 (b)(e)	63,000	6,333
Class F, 4.5% 8/10/44 (b)(d)	42,000	147
Series 2013-GC16 Class F, 3.5% 11/10/46 (b)	269,000	221,440
Hilton U.S.A. Trust Series 2016-HHV:
Class E, 4.3333% 11/5/38 (b)(e)	900,000	807,257
Class F, 4.3333% 11/5/38 (b)(e)	163,000	144,468
ILPT Commercial Mortgage Trust floater Series 2022-LPF2 Class D, CME Term SOFR 1 Month Index + 4.190% 9.5242% 10/15/39 (b)(e)(g)	231,000	228,720
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (b)	100,000	89,644
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2022-NXSS Class D, CME Term SOFR 1 Month Index + 4.120% 9.4612% 9/15/39 (b)(e)(g)	330,000	330,099
JPMBB Commercial Mortgage Securities Trust Series 2014-C23 Class UH5, 4.7094% 9/15/47 (b)(d)	54,000	40,238
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2021-MHC Class F, CME Term SOFR 1 Month Index + 3.060% 8.3965% 4/15/38 (b)(e)(g)	210,000	200,896
sequential payer Series 2021-1MEM Class E, 2.742% 10/9/42 (b)(e)	100,000	52,922
Series 2011-C3 Class E, 5.7099% 2/15/46 (b)(e)	200,000	75,955
Series 2012-CBX Class G 4% 6/15/45 (b)(d)	151,000	41,022
Series 2019-OSB Class C, 3.749% 6/5/39 (b)(e)	500,000	413,417
KNDR Trust floater Series 2021-KIND Class F, CME Term SOFR 1 Month Index + 4.060% 9.3965% 8/15/38 (b)(e)(g)	99,282	91,083
Merit floater Series 2021-STOR:
Class G, CME Term SOFR 1 Month Index + 2.860% 8.1975% 7/15/38 (b)(e)(g)	105,000	99,510
Class J, CME Term SOFR 1 Month Index + 4.060% 9.3975% 7/15/38 (b)(e)(g)	100,000	94,499
MHC Commercial Mortgage Trust floater Series 2021-MHC:
Class F, CME Term SOFR 1 Month Index + 2.710% 8.0474% 4/15/38 (b)(e)(g)	92,249	89,473
Class G, CME Term SOFR 1 Month Index + 3.310% 8.6474% 4/15/38 (b)(e)(g)	184,498	176,769
MHP Commercial Mortgage Trust floater Series 2022-MHIL Class F, CME Term SOFR 1 Month Index + 3.250% 8.5914% 1/15/27 (b)(e)(g)	97,166	91,612
Morgan Stanley Capital I Trust:
sequential payer Series 2021-L5 Class C, 3.156% 5/15/54	513,000	329,818
Series 2011-C2:
Class D, 5.385% 6/15/44 (b)(e)	199,829	182,190
Class F, 5.385% 6/15/44 (b)(d)(e)	343,000	135,050
Class XB, 0.5002% 6/15/44 (b)(e)(f)	5,355,324	18,085
Series 2011-C3 Class G, 5.1092% 7/15/49 (b)(d)(e)	112,000	80,469
Series 2017-H1 Class C, 4.281% 6/15/50	231,000	187,692
Series 2020-L4, Class C, 3.536% 2/15/53	542,000	365,904
MSCCG Trust floater Series 2018-SELF Class E, CME Term SOFR 1 Month Index + 2.190% 7.53% 10/15/37 (b)(e)(g)	159,928	156,604
MSWF Commercial Mortgage Trust sequential payer Series 2023-1:
Class A5, 5.752% 5/15/56	1,000,000	985,237
Class B, 6.9055% 5/15/56 (e)	250,000	243,667
OPG Trust floater Series 2021-PORT:
Class G, CME Term SOFR 1 Month Index + 2.510% 7.8455% 10/15/36 (b)(e)(g)	207,743	195,553
Class J, CME Term SOFR 1 Month Index + 3.460% 8.7935% 10/15/36 (b)(e)(g)	61,923	58,737
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class E, CME Term SOFR 1 Month Index + 2.710% 8.0475% 7/15/38 (b)(e)(g)	100,000	80,217
Class G, CME Term SOFR 1 Month Index + 4.460% 9.7975% 7/15/38 (b)(d)(e)(g)	100,000	76,228
Prima Capital CRE Securitization Ltd. Series 2020-8A Class C, 3% 12/1/70 (b)	350,000	259,848
Prima Capital Ltd. floater Series 2021-9A Class C, CME Term SOFR 1 Month Index + 2.460% 7.7893% 12/15/37 (b)(e)(g)	250,000	237,636
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	164,358	164,259
SG Commercial Mortgage Securities Trust Series 2020-COVE:
Class F, 3.8518% 3/15/37 (b)(e)	150,000	129,453
Class G, 3.8518% 3/15/37 (b)(e)	100,000	85,168
SREIT Trust floater:
Series 2021-IND Class G, CME Term SOFR 1 Month Index + 3.380% 8.7123% 10/15/38 (b)(e)(g)	198,000	183,761
Series 2021-MFP Class G, CME Term SOFR 1 Month Index + 3.080% 8.4205% 11/15/38 (b)(e)(g)	126,000	120,960
Series 2021-MFP2:
Class F, CME Term SOFR 1 Month Index + 2.730% 8.0647% 11/15/36 (b)(e)(g)	100,000	95,483
Class J, CME Term SOFR 1 Month Index + 4.020% 9.362% 11/15/36 (b)(e)(g)	128,000	122,248
Series 2021-PALM Class G, CME Term SOFR 1 Month Index + 3.730% 9.0626% 10/15/34 (b)(e)(g)	164,000	154,951
STWD Trust floater sequential payer Series 2021-LIH:
Class F, CME Term SOFR 1 Month Index + 3.660% 8.998% 11/15/36 (b)(e)(g)	100,000	93,856
Class G, CME Term SOFR 1 Month Index + 4.310% 9.647% 11/15/36 (b)(e)(g)	42,000	39,234
TPGI Trust floater Series 2021-DGWD Class E, CME Term SOFR 1 Month Index + 2.460% 7.8045% 6/15/26 (b)(e)(g)	422,007	401,873
Wells Fargo Commercial Mortgage Trust:
Series 2018-C44 Class D, 3% 5/15/51 (b)(d)	535,000	316,953
Series 2019-C52:
Class B, 3.375% 8/15/52	785,000	607,846
Class C, 3.561% 8/15/52	100,000	72,222
Series 2020-C58 Class C, 3.162% 7/15/53	1,000,000	640,778
WF-RBS Commercial Mortgage Trust Series 2013-C11 Class E, 4.1945% 3/15/45 (b)(d)(e)	220,000	115,815
WFCM Series 2022-C62:
Class C, 4.496% 4/15/55 (e)	500,000	359,819
Class D, 2.5% 4/15/55 (b)	294,000	134,151
WP Glimcher Mall Trust Series 2015-WPG Class PR1, 3.6332% 6/5/35 (b)(e)	140,000	113,413
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $25,469,059)		21,814,982

Common Stocks - 15.2%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cellnex Telecom SA (b)	7,472	260,455
Helios Towers PLC (h)	24,453	21,899
		282,354
CONSUMER STAPLES - 0.5%
Food Products - 0.5%
Archer Daniels Midland Co.	3,730	281,317
Bunge Ltd.	7,000	757,750
Darling Ingredients, Inc. (h)	15,300	798,660
Pilgrim's Pride Corp. (h)	9,180	209,579
Wilmar International Ltd.	172,560	470,848
		2,518,154
ENERGY - 6.7%
Energy Equipment & Services - 0.7%
Diamond Offshore Drilling, Inc. (h)	53,540	785,967
Noble Corp. PLC	29,870	1,512,916
Valaris Ltd. (h)	9,560	716,809
Weatherford International PLC (h)	6,880	621,470
		3,637,162
Oil, Gas & Consumable Fuels - 6.0%
Antero Resources Corp. (h)	93,761	2,379,654
ARC Resources Ltd.	114,320	1,824,743
Canadian Natural Resources Ltd.	44,250	2,861,712
Cenovus Energy, Inc. (Canada)	119,970	2,497,884
Cheniere Energy, Inc.	2,158	358,142
Energy Transfer LP	169,310	2,375,419
Enterprise Products Partners LP	61,881	1,693,683
Exxon Mobil Corp.	62,650	7,366,387
Hess Corp.	6,020	921,060
MEG Energy Corp. (h)	20,860	405,912
Ovintiv, Inc.	14,590	694,046
Petroleo Brasileiro SA - Petrobras (ON)	136,930	1,032,175
Range Resources Corp.	39,960	1,295,104
Shell PLC (London)	89,161	2,825,889
Southwestern Energy Co. (h)	76,040	490,458
Suncor Energy, Inc.	20,870	717,716
Targa Resources Corp.	2,680	229,730
The Williams Companies, Inc.	7,821	263,489
TotalEnergies SE	38,550	2,534,638
		32,767,841
TOTAL ENERGY		36,405,003
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer AG	11,570	555,643
INDUSTRIALS - 0.5%
Commercial Services & Supplies - 0.1%
GFL Environmental, Inc.	9,540	302,990
Republic Services, Inc.	1,725	245,830
Waste Connections, Inc. (United States)	1,584	212,731
		761,551
Construction & Engineering - 0.0%
Ferrovial SE	3,504	107,322
VINCI SA	376	41,597
		148,919
Ground Transportation - 0.1%
Canadian Pacific Kansas City Ltd.	515	38,321
CSX Corp.	2,462	75,707
Norfolk Southern Corp.	165	32,493
Union Pacific Corp.	394	80,230
		226,751
Machinery - 0.1%
Epiroc AB (A Shares)	16,570	314,619
Sandvik AB	15,810	290,910
		605,529
Marine Transportation - 0.1%
Kirby Corp. (h)	4,762	394,294
Transportation Infrastructure - 0.1%
Aena SME SA (b)	3,346	504,456
Grupo Aeroportuario del Pacifico S.A.B. de CV sponsored ADR	1,155	189,847
		694,303
TOTAL INDUSTRIALS		2,831,347
MATERIALS - 6.9%
Chemicals - 1.2%
Corteva, Inc.	51,310	2,625,020
FMC Corp.	15,860	1,062,144
Livent Corp. (h)	12,010	221,104
Nutrien Ltd.	31,640	1,953,958
OCI NV	10,140	282,914
		6,145,140
Containers & Packaging - 0.1%
Billerud AB	4,300	39,889
Smurfit Kappa Group PLC	18,550	618,954
		658,843
Metals & Mining - 4.4%
Agnico Eagle Mines Ltd. (Canada)	25,875	1,175,781
Alamos Gold, Inc.	75,320	849,551
Anglo American PLC (United Kingdom)	10,100	277,342
BHP Group Ltd. (London)	69,304	1,978,230
Champion Iron Ltd.	365,230	1,460,113
ERO Copper Corp. (h)	30,590	527,457
First Quantum Minerals Ltd.	107,485	2,539,439
Franco-Nevada Corp.	4,810	642,148
Glencore PLC	451,130	2,568,965
IGO Ltd.	17,193	139,947
Ivanhoe Mines Ltd. (h)	67,070	574,780
Reliance Steel & Aluminum Co.	10,880	2,853,062
Rio Tinto PLC	13,856	870,053
Sigma Lithium Corp. (h)	12,655	410,528
Sumitomo Metal Mining Co. Ltd.	6,710	197,047
Teck Resources Ltd. Class B (sub. vtg.)	89,240	3,840,950
Vale SA	54,310	730,177
Wheaton Precious Metals Corp.	59,130	2,399,592
		24,035,162
Paper & Forest Products - 1.2%
Holmen AB (B Shares)	3,484	135,781
Interfor Corp. (h)	27,560	408,860
Mondi PLC	13	218
Stora Enso Oyj (R Shares)	78,780	990,320
Suzano Papel e Celulose SA	74,220	801,476
Svenska Cellulosa AB SCA (B Shares)	74,480	1,022,216
UPM-Kymmene Corp.	57,160	1,962,240
West Fraser Timber Co. Ltd.	16,990	1,233,487
		6,554,598
TOTAL MATERIALS		37,393,743
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	982	161,490
CBL & Associates Properties, Inc.	30	629
Crown Castle International Corp.	632	58,163
Equinix, Inc.	241	175,029
Londonmetric Properity PLC	18,804	39,462
Prologis (REIT), Inc.	1,018	114,230
Segro PLC	7,392	64,883
		613,886
UTILITIES - 0.4%
Electric Utilities - 0.3%
Constellation Energy Corp.	1,217	132,750
Exelon Corp.	5,141	194,278
Iberdrola SA	25,547	285,729
Kansai Electric Power Co., Inc.	11,565	160,112
NextEra Energy, Inc.	7,223	413,806
Southern Co.	5,658	366,186
		1,552,861
Independent Power and Renewable Electricity Producers - 0.0%
EDP Renovaveis SA	5,073	83,214
RWE AG	4,138	153,778
		236,992
Multi-Utilities - 0.1%
National Grid PLC	22,965	274,647
Sempra	2,185	148,646
WEC Energy Group, Inc.	2,096	168,833
		592,126
TOTAL UTILITIES		2,381,979
TOTAL COMMON STOCKS (Cost $75,872,831)		82,982,109

Preferred Stocks - 2.8%
	Shares	Value ($)
Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Mortgage Real Estate Investment Trusts - 0.1%
Great Ajax Corp. 7.25%	16,367	394,445

REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Braemar Hotels & Resorts, Inc. 5.50%	2,700	32,265
RLJ Lodging Trust Series A, 1.95%	400	9,620
		41,885
TOTAL CONVERTIBLE PREFERRED STOCKS		436,330
Nonconvertible Preferred Stocks - 2.7%
FINANCIALS - 1.1%
Mortgage Real Estate Investment Trusts - 1.1%
AGNC Investment Corp.:
6.125%(e)	7,000	151,480
Series C, 3 month U.S. LIBOR + 5.110% 7.00%(e)(g)	14,200	363,236
Series E, 6.50%(e)	17,400	410,988
Series G, 7.75%(e)	16,000	350,400
Annaly Capital Management, Inc.:
6.75%(e)	8,600	204,250
Series F, 3 month U.S. LIBOR + 4.990% 6.95%(e)(g)	18,800	475,640
Series G, 3 month U.S. LIBOR + 4.170% 6.50%(e)(g)	23,000	569,710
Arbor Realty Trust, Inc.:
Series D, 6.375%	1,500	26,715
Series F, 6.25%(e)	13,000	240,500
Armour Residential REIT, Inc. Series C 7.00%	1,000	20,270
Cherry Hill Mortgage Investment Corp. Series A, 8.20%	1,600	31,776
Chimera Investment Corp.:
8.00%(e)	5,000	103,150
Series B, 8.00%(e)	23,287	493,452
Series C, 7.75%(e)	8,700	158,775
Dynex Capital, Inc. Series C 6.90% (e)	23,400	529,308
Ellington Financial LLC 6.75% (e)	2,000	45,380
MFA Financial, Inc.:
6.50%(e)	9,300	177,723
Series B, 7.50%	15,886	289,761
PennyMac Mortgage Investment Trust:
6.75%	1,300	22,529
8.125%(e)	5,700	123,436
Series B, 8.00%(e)	9,300	196,695
Rithm Capital Corp.:
7.125%(e)	6,200	141,174
Series A, 7.50%(e)	14,700	340,011
Series C, 6.375%(e)	10,300	203,322
Series D, 7.00%(e)	2,700	55,242
Two Harbors Investment Corp.:
Series A, 8.125%(e)	6,938	146,947
Series B, 7.625%(e)	6,320	127,474
		5,999,344
REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.3%
Agree Realty Corp. 4.375%	1,500	25,050
American Homes 4 Rent Series G, 5.875%	5,200	113,100
Armada Hoffler Properties, Inc. 6.75%	6,000	127,200
Ashford Hospitality Trust, Inc.:
Series H, 7.50%	2,300	24,541
Series I, 7.50%	1,200	12,240
Cedar Realty Trust, Inc.:
7.25%	1,673	26,350
Series C, 6.50%	4,900	62,743
CTO Realty Growth, Inc. 6.375%	1,000	18,290
DiamondRock Hospitality Co. 8.25%	11,337	287,846
Digital Realty Trust, Inc.:
5.25%	5,800	118,668
Series L, 5.20%	12,700	253,873
Gladstone Commercial Corp.:
6.625%	3,600	75,240
Series G, 6.00%	18,200	327,418
Global Medical REIT, Inc. Series A, 7.50%	2,100	53,025
Global Net Lease, Inc.:
7.50%	16,700	303,105
Series A, 7.25%	9,300	175,584
Series B 6.875%	2,200	38,918
Series E, 7.375%	10,000	179,800
Healthcare Trust, Inc.:
7.125%	2,000	37,717
Series A 7.375%	4,200	70,350
Hudson Pacific Properties, Inc. Series C, 4.75%	18,100	225,164
Kimco Realty Corp.:
5.125%	11,600	246,616
Series M, 5.25%	16,500	358,050
National Storage Affiliates Trust Series A, 6.00%	200	4,506
Pebblebrook Hotel Trust:
6.30%	10,273	204,946
6.375%	17,200	338,496
6.375%	8,700	174,000
Series H, 5.70%	10,600	196,100
Pennsylvania (REIT):
Series B, 7.375%(h)	4,082	2,049
Series D, 6.875%(h)	2,500	1,225
Public Storage:
4.00%	1,200	20,772
4.00%	5,400	93,042
Series F, 5.15%	3,200	72,896
Series G, 5.05%	6,000	138,720
Series I, 4.875%	6,000	126,420
Series J, 4.70%	26,500	518,075
Series K, 4.75%	20,400	403,104
Series L, 4.625%	23,400	460,746
Series M, 4.125%	1,000	17,930
Series S, 4.10%	13,000	221,000
Regency Centers Corp.:
5.875%	2,000	46,200
Series A, 6.25%	4,500	109,980
Rexford Industrial Realty, Inc.:
Series B, 5.875%	1,200	25,440
Series C, 5.625%	4,400	91,255
Saul Centers, Inc. Series D, 6.125%	1,300	27,300
SITE Centers Corp. 6.375%	5,500	125,125
Sotherly Hotels, Inc. Series C, 7.875%	1,700	38,845
Spirit Realty Capital, Inc. Series A, 6.00%	6,700	140,298
Summit Hotel Properties, Inc.:
Series E, 6.25%	6,800	133,960
Series F, 5.875%	4,000	74,458
Sunstone Hotel Investors, Inc.:
Series H, 6.125%	3,500	73,500
Series I, 5.70%	9,600	198,336
UMH Properties, Inc. Series D, 6.375%	3,900	82,446
Vornado Realty Trust Series L, 5.40%	1,000	14,450
		7,336,508
Real Estate Management & Development - 0.3%
Digitalbridge Group, Inc.:
Series H, 7.125%	12,830	283,800
Series I, 7.15%	22,600	481,380
Series J, 7.15%	30,200	649,904
		1,415,084
TOTAL REAL ESTATE		8,751,592

TOTAL NONCONVERTIBLE PREFERRED STOCKS		14,750,936
TOTAL PREFERRED STOCKS (Cost $17,145,361)		15,187,266

Bank Loan Obligations - 0.0%
	Principal Amount (a)	Value ($)
FINANCIALS - 0.0%
Financial Services - 0.0%
Walker & Dunlop, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6661% 12/16/28 (e)(g)(i) (Cost $4,903)	4,913	4,888

Equity Funds - 23.7%
	Shares	Value ($)
Fidelity Commodity Strategy Central Fund (j)	851,372	80,369,516
Fidelity Real Estate Equity Central Fund (j)	435,243	48,764,668
TOTAL EQUITY FUNDS (Cost $150,828,944)		129,134,184

Fixed-Income Funds - 25.6%
	Shares	Value ($)
Fidelity Floating Rate Central Fund (j) (Cost $140,223,287)	1,419,289	139,118,660

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
FINANCIALS - 0.0%
Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (b)(d) (Cost $594,368)	500,000	0

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (k) (Cost $5,257,233)	5,256,181	5,257,233

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $583,869,553)	543,518,970
NET OTHER ASSETS (LIABILITIES) - 0.1%	686,297
NET ASSETS - 100.0%	544,205,267

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,902,717 or 4.0% of net assets.

(c)	Non-income producing - Security is in default.
(d)	Level 3 security
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)	Non-income producing
(i)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	2,251,280	209,796,067	206,790,114	319,906	-	-	5,257,233	0.0%
Fidelity Commodity Strategy Central Fund	131,037,841	7,744,500	50,888,674	5,216,479	(26,487,341)	18,963,190	80,369,516	35.3%
Fidelity Floating Rate Central Fund	227,782,537	18,980,255	115,303,327	16,477,374	(5,777,019)	13,436,214	139,118,660	9.4%
Fidelity Real Estate Equity Central Fund	76,562,386	5,948,259	36,993,038	1,898,935	(5,739,973)	8,987,034	48,764,668	5.3%
Fidelity Securities Lending Cash Central Fund 5.39%	-	11,586,670	11,586,670	1,504	-	-	-	0.0%
Total	437,634,044	254,055,751	421,561,823	23,914,198	(38,004,333)	41,386,438	273,510,077

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	282,354	282,354	-	-
Consumer Staples	2,518,154	2,518,154	-	-
Energy	36,405,003	31,044,476	5,360,527	-
Financials	6,393,789	5,999,344	394,445	-
Health Care	555,643	-	555,643	-
Industrials	2,831,347	2,184,221	647,126	-
Materials	37,393,743	33,480,336	3,913,407	-
Real Estate	9,407,363	9,365,478	41,885	-
Utilities	2,381,979	1,661,491	720,488	-

Corporate Bonds	19,816,889	-	19,816,889	-

U.S. Government and Government Agency Obligations	127,632,853	-	127,632,853	-

Asset-Backed Securities	2,569,906	-	2,569,905	1

Commercial Mortgage Securities	21,814,982	-	20,932,135	882,847

Bank Loan Obligations	4,888	-	4,888	-

Equity Funds	129,134,184	129,134,184	-	-

Fixed-Income Funds	139,118,660	139,118,660	-	-

Preferred Securities	-	-	-	-

Money Market Funds	5,257,233	5,257,233	-	-
Total Investments in Securities:	543,518,970	360,045,931	182,590,191	882,848

Financial Statements
Statement of Assets and Liabilities
		September 30, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $287,560,089)	$270,008,893
Fidelity Central Funds (cost $296,309,464)	273,510,077

Total Investment in Securities (cost $583,869,553)		$543,518,970
Foreign currency held at value (cost $24,852)		24,834
Receivable for investments sold		8,418,632
Receivable for fund shares sold		319,823
Dividends receivable		310,272
Interest receivable		557,097
Distributions receivable from Fidelity Central Funds		1,173,016
Prepaid expenses		856
Receivable from investment adviser for expense reductions		60,684
Other receivables		49
Total assets		554,384,233
Liabilities
Payable to custodian bank	$2,144,476
Payable for investments purchased	6,936,953
Payable for fund shares redeemed	621,349
Accrued management fee	256,610
Distribution and service plan fees payable	22,574
Other affiliated payables	80,190
Other payables and accrued expenses	116,814
Total Liabilities		10,178,966
Net Assets		$544,205,267
Net Assets consist of:
Paid in capital		$867,858,795
Total accumulated earnings (loss)		(323,653,528)
Net Assets		$544,205,267

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($54,548,272 ÷ 6,578,056 shares)(a)		$8.29
Maximum offering price per share (100/96.00 of $8.29)		$8.64
Class M :
Net Asset Value and redemption price per share ($8,795,661 ÷ 1,059,456 shares)(a)		$8.30
Maximum offering price per share (100/96.00 of $8.30)		$8.65
Class C :
Net Asset Value and offering price per share ($10,719,742 ÷ 1,316,051 shares)(a)		$8.15
Strategic Real Return :
Net Asset Value, offering price and redemption price per share ($260,909,048 ÷ 31,286,203 shares)		$8.34
Class K6 :
Net Asset Value, offering price and redemption price per share ($101,687,714 ÷ 12,143,972 shares)		$8.37
Class I :
Net Asset Value, offering price and redemption price per share ($66,742,522 ÷ 8,025,691 shares)		$8.32
Class Z :
Net Asset Value, offering price and redemption price per share ($40,802,308 ÷ 4,902,974 shares)		$8.32
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended September 30, 2023
Investment Income
Dividends		$4,480,353
Interest		9,514,864
Income from Fidelity Central Funds (including $1,504 from security lending)		23,914,198
Total Income		37,909,415
Expenses
Management fee	$3,987,250
Transfer agent fees	886,660
Distribution and service plan fees	321,647
Accounting fees	312,056
Custodian fees and expenses	79,382
Independent trustees' fees and expenses	2,851
Registration fees	135,737
Audit	114,525
Legal	3,357
Miscellaneous	27,976
Total expenses before reductions	5,871,441
Expense reductions	(705,099)
Total expenses after reductions		5,166,342
Net Investment income (loss)		32,743,073
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1)	(19,413,520)
Fidelity Central Funds	(38,004,333)
Foreign currency transactions	7,308
Total net realized gain (loss)		(57,410,545)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	26,789,352
Fidelity Central Funds	41,386,438
Assets and liabilities in foreign currencies	5,755
Total change in net unrealized appreciation (depreciation)		68,181,545
Net gain (loss)		10,771,000
Net increase (decrease) in net assets resulting from operations		$43,514,073
Statement of Changes in Net Assets

	Year ended September 30, 2023	Year ended September 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,743,073	$54,923,514
Net realized gain (loss)	(57,410,545)	(35,123,250)
Change in net unrealized appreciation (depreciation)	68,181,545	(87,906,882)
Net increase (decrease) in net assets resulting from operations	43,514,073	(68,106,618)
Distributions to shareholders	(63,438,683)	(29,458,119)

Share transactions - net increase (decrease)	(297,827,803)	546,656,759
Total increase (decrease) in net assets	(317,752,413)	449,092,022

Net Assets
Beginning of period	861,957,680	412,865,658
End of period	$544,205,267	$861,957,680

Financial Highlights
Fidelity Advisor® Strategic Real Return Fund Class A

Years ended September 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.53	$9.42	$8.07	$8.39	$8.88
Income from Investment Operations
Net investment income (loss) A,B	.358	.719	.568	.257	.216
Net realized and unrealized gain (loss)	.050	(1.078) C	.950	(.365)	.012
Total from investment operations	.408	(.359)	1.518	(.108)	.228
Distributions from net investment income	(.648)	(.531)	(.168)	(.212)	(.293)
Distributions from net realized gain	-	-	-	-	(.425)
Total distributions	(.648)	(.531)	(.168)	(.212)	(.718)
Net asset value, end of period	$8.29	$8.53	$9.42	$8.07	$8.39
Total Return D,E	4.93%	(4.09)% C	19.05%	(1.28)%	2.86%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.05%	1.06%	1.11%	1.12%	1.10%
Expenses net of fee waivers, if any	.95%	.96%	1.00%	1.00%	1.09%
Expenses net of all reductions	.95%	.96%	1.00%	1.00%	1.09%
Net investment income (loss)	4.26%	7.81%	6.40%	3.22%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$54,548	$76,811	$37,357	$25,212	$29,652
Portfolio turnover rate H	29%	32%	13%	47%	19%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been (4.12)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Real Return Fund Class M

Years ended September 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.54	$9.43	$8.07	$8.39	$8.89
Income from Investment Operations
Net investment income (loss) A,B	.359	.721	.567	.257	.215
Net realized and unrealized gain (loss)	.050	(1.080) C	.960	(.365)	.002
Total from investment operations	.409	(.359)	1.527	(.108)	.217
Distributions from net investment income	(.649)	(.531)	(.167)	(.212)	(.292)
Distributions from net realized gain	-	-	-	-	(.425)
Total distributions	(.649)	(.531)	(.167)	(.212)	(.717)
Net asset value, end of period	$8.30	$8.54	$9.43	$8.07	$8.39
Total Return D,E	4.94%	(4.09)% C	19.17%	(1.28)%	2.73%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.06%	1.06%	1.12%	1.14%	1.12%
Expenses net of fee waivers, if any	.95%	.96%	1.00%	1.00%	1.10%
Expenses net of all reductions	.95%	.96%	1.00%	1.00%	1.10%
Net investment income (loss)	4.26%	7.81%	6.40%	3.22%	2.59%
Supplemental Data
Net assets, end of period (000 omitted)	$8,796	$11,557	$7,293	$6,141	$7,903
Portfolio turnover rate H	29%	32%	13%	47%	19%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been (4.12)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Real Return Fund Class C

Years ended September 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.39	$9.28	$7.95	$8.26	$8.77
Income from Investment Operations
Net investment income (loss) A,B	.290	.639	.491	.195	.151
Net realized and unrealized gain (loss)	.055	(1.057) C	.946	(.358)	.004
Total from investment operations	.345	(.418)	1.437	(.163)	.155
Distributions from net investment income	(.585)	(.472)	(.107)	(.147)	(.240)
Distributions from net realized gain	-	-	-	-	(.425)
Total distributions	(.585)	(.472)	(.107)	(.147)	(.665)
Net asset value, end of period	$8.15	$8.39	$9.28	$7.95	$8.26
Total Return D,E	4.22%	(4.78)% C	18.24%	(2.00)%	1.99%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.80%	1.79%	1.88%	1.89%	1.86%
Expenses net of fee waivers, if any	1.70%	1.71%	1.75%	1.75%	1.85%
Expenses net of all reductions	1.70%	1.71%	1.75%	1.75%	1.85%
Net investment income (loss)	3.51%	7.07%	5.65%	2.47%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$10,720	$13,730	$4,549	$5,694	$8,555
Portfolio turnover rate H	29%	32%	13%	47%	19%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been (4.81)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Strategic Real Return Fund

Years ended September 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.58	$9.47	$8.10	$8.43	$8.92
Income from Investment Operations
Net investment income (loss) A,B	.382	.749	.593	.278	.239
Net realized and unrealized gain (loss)	.050	(1.087) C	.965	(.376)	.009
Total from investment operations	.432	(.338)	1.558	(.098)	.248
Distributions from net investment income	(.672)	(.552)	(.188)	(.232)	(.313)
Distributions from net realized gain	-	-	-	-	(.425)
Total distributions	(.672)	(.552)	(.188)	(.232)	(.738)
Net asset value, end of period	$8.34	$8.58	$9.47	$8.10	$8.43
Total Return D	5.21%	(3.85)% C	19.51%	(1.14)%	3.10%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.79%	.78%	.85%	.87%	.83%
Expenses net of fee waivers, if any	.70%	.71%	.75%	.75%	.83%
Expenses net of all reductions	.70%	.71%	.75%	.75%	.83%
Net investment income (loss)	4.51%	8.06%	6.64%	3.47%	2.86%
Supplemental Data
Net assets, end of period (000 omitted)	$260,909	$387,040	$236,076	$158,896	$197,152
Portfolio turnover rate G	29%	32%	13%	47%	19%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been (3.88)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Strategic Real Return Fund Class K6

Years ended September 30,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$8.60	$9.48	$8.11	$8.34
Income from Investment Operations
Net investment income (loss) B,C	.398	.760	.616	.281
Net realized and unrealized gain (loss)	.054	(1.082) D	.948	(.352)
Total from investment operations	.452	(.322)	1.564	(.071)
Distributions from net investment income	(.682)	(.558)	(.194)	(.159)
Total distributions	(.682)	(.558)	(.194)	(.159)
Net asset value, end of period	$8.37	$8.60	$9.48	$8.11
Total Return E,F	5.44%	(3.68)% D	19.57%	(.81)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.65%	.66%	.69%	.71% I
Expenses net of fee waivers, if any	.51%	.52%	.56%	.56% I
Expenses net of all reductions	.51%	.52%	.56%	.56% I
Net investment income (loss)	4.70%	8.25%	6.83%	3.66% I
Supplemental Data
Net assets, end of period (000 omitted)	$101,688	$99,831	$20,606	$6,331
Portfolio turnover rate J	29%	32%	13%	47%

AFor the period October 8, 2019 (commencement of sale of shares) through September 30, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been (3.71)%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Real Return Fund Class I

Years ended September 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.55	$9.44	$8.08	$8.40	$8.90
Income from Investment Operations
Net investment income (loss) A,B	.381	.741	.594	.280	.240
Net realized and unrealized gain (loss)	.060	(1.079) C	.955	(.369)	- D
Total from investment operations	.441	(.338)	1.549	(.089)	.240
Distributions from net investment income	(.671)	(.552)	(.189)	(.231)	(.315)
Distributions from net realized gain	-	-	-	-	(.425)
Total distributions	(.671)	(.552)	(.189)	(.231)	(.740)
Net asset value, end of period	$8.32	$8.55	$9.44	$8.08	$8.40
Total Return E	5.33%	(3.86)% C	19.45%	(1.04)%	3.01%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.79%	.79%	.83%	.83%	.81%
Expenses net of fee waivers, if any	.70%	.71%	.75%	.75%	.81%
Expenses net of all reductions	.70%	.71%	.75%	.75%	.81%
Net investment income (loss)	4.51%	8.07%	6.64%	3.47%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$66,743	$185,361	$49,988	$26,872	$116,302
Portfolio turnover rate H	29%	32%	13%	47%	19%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been (3.89)%.

DAmount represents less than $.0005 per share.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Real Return Fund Class Z

Years ended September 30,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$8.56	$9.45	$8.08	$8.40	$8.93
Income from Investment Operations
Net investment income (loss) B,C	.389	.755	.610	.282	.244
Net realized and unrealized gain (loss)	.051	(1.087) D	.952	(.365)	(.026)
Total from investment operations	.440	(.332)	1.562	(.083)	.218
Distributions from net investment income	(.680)	(.558)	(.192)	(.237)	(.323)
Distributions from net realized gain	-	-	-	-	(.425)
Total distributions	(.680)	(.558)	(.192)	(.237)	(.748)
Net asset value, end of period	$8.32	$8.56	$9.45	$8.08	$8.40
Total Return E,F	5.32%	(3.79)% D	19.61%	(.96)%	2.76%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.69%	.70%	.73%	.74%	.71% I
Expenses net of fee waivers, if any	.61%	.62%	.66%	.66%	.71% I
Expenses net of all reductions	.61%	.62%	.66%	.66%	.71% I
Net investment income (loss)	4.60%	8.15%	6.73%	3.56%	2.97% I
Supplemental Data
Net assets, end of period (000 omitted)	$40,802	$87,627	$56,997	$9,511	$9,369
Portfolio turnover rate J	29%	32%	13%	47%	19%

AFor the period October 2, 2018 (commencement of sale of shares) through September 30, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been (3.82)%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended September 30, 2023

1. Organization.
Fidelity Strategic Real Return Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Strategic Real Return, Class K6, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures	Less than .005%
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Real Estate Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.	Loans & Direct Debt Instruments	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, equity-debt classifications, certain conversion ratio adjustments, capital loss carryforwards, certain losses associated with deflation adjustments on US Treasury inflation indexed securities and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,084,051
Gross unrealized depreciation	(54,997,294)
Net unrealized appreciation (depreciation)	$(42,913,243)
Tax Cost	$586,432,213

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,009,166
Capital loss carryforward	$(290,745,091)
Net unrealized appreciation (depreciation) on securities and other investments	$(42,917,441)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(29,929,699)
Long-term	(260,815,392)
Total capital loss carryforward	$(290,745,091)

The tax character of distributions paid was as follows:

	September 30, 2023	September 30, 2022
Ordinary Income	$63,438,683	$ 29,458,119
Total	$63,438,683	$ 29,458,119

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Strategic Real Return Fund	172,663,707	429,634,313
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$167,512	$11,141
Class M	- %	.25%	26,611	74
Class C	.75%	.25%	127,524	45,692
			$321,647	$56,907

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,238
Class M	511
Class C A	67
$9,816

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K6 and Class Z. FIIOC receives an asset-based fee of Class K6's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 105,134.16
Class M	17,540.16
Class C	19,692.15
Strategic Real Return	496,259.15
Class K6	10,192.01
Class I	201,429.15
Class Z	36,414.05
	$886,660

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Strategic Real Return Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Strategic Real Return Fund	$ 2,148

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Strategic Real Return Fund	11,740,309	7,985,232	(336,254)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Strategic Real Return Fund	$1,515
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Strategic Real Return Fund	$164	$ -	$-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through January 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.95%	$ 63,039
Class M	.95%	10,882
Class C	1.70%	11,756
Strategic Real Return	.70%	289,076
Class K6	.51%	141,535
Class I	.70%	113,113
Class Z	.61%	55,233
		$684,634

Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$64
Class K6	24
$88

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $20,377.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended September 30, 2023	Year ended September 30, 2022
Fidelity Strategic Real Return Fund
Distributions to shareholders
Class A	$ 5,546,458	$2,558,277
Class M	857,201	452,232
Class C	940,471	302,603
Strategic Real Return	28,527,671	16,405,632
Class K6	8,017,562	1,664,840
Class I	13,013,562	4,305,706
Class Z	6,535,758	3,768,829
Total	$63,438,683	$29,458,119
10.Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2023	Year ended September 30, 2022	Year ended September 30, 2023	Year ended September 30, 2022
Fidelity Strategic Real Return Fund
Class A
Shares sold	1,252,516	6,550,405	$10,533,993	$61,426,775
Reinvestment of distributions	657,984	274,905	5,466,958	2,493,534
Shares redeemed	(4,338,289)	(1,785,091)	(36,445,834)	(16,220,042)
Net increase (decrease)	(2,427,789)	5,040,219	$(20,444,883)	$47,700,267
Class M
Shares sold	185,722	795,336	$1,570,072	$7,458,038
Reinvestment of distributions	101,789	47,902	846,754	435,685
Shares redeemed	(581,471)	(263,111)	(4,893,760)	(2,416,336)
Net increase (decrease)	(293,960)	580,127	$(2,476,934)	$5,477,387
Class C
Shares sold	443,441	1,731,586	$3,679,169	$15,968,842
Reinvestment of distributions	114,692	33,750	937,586	301,201
Shares redeemed	(879,026)	(618,530)	(7,278,112)	(5,591,663)
Net increase (decrease)	(320,893)	1,146,806	$(2,661,357)	$10,678,380
Strategic Real Return
Shares sold	5,370,568	42,988,022	$45,507,707	$408,715,107
Reinvestment of distributions	3,058,582	1,684,332	25,543,645	15,374,384
Shares redeemed	(22,270,314)	(24,480,044)	(188,002,277)	(224,776,864)
Net increase (decrease)	(13,841,164)	20,192,310	$(116,950,925)	$199,312,627
Class K6
Shares sold	3,319,211	12,174,362	$28,129,663	$112,370,449
Reinvestment of distributions	956,923	182,287	8,017,562	1,664,840
Shares redeemed	(3,735,565)	(2,925,773)	(31,582,608)	(26,962,436)
Net increase (decrease)	540,569	9,430,876	$4,564,617	$87,072,853
Class I
Shares sold	5,829,914	23,043,950	$49,442,614	$215,368,359
Reinvestment of distributions	1,531,493	468,668	12,758,214	4,255,520
Shares redeemed	(21,008,384)	(7,133,819)	(177,141,314)	(64,767,338)
Net increase (decrease)	(13,646,977)	16,378,799	$(114,940,486)	$154,856,541
Class Z
Shares sold	1,838,169	10,676,613	$15,494,846	$100,797,420
Reinvestment of distributions	631,756	369,813	5,264,158	3,368,369
Shares redeemed	(7,803,449)	(6,842,448)	(65,676,839)	(62,607,085)
Net increase (decrease)	(5,333,524)	4,203,978	$(44,917,835)	$41,558,704
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Strategic Real Return Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Strategic Real Return Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 15, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of September 30, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. As of September 30, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President or Director of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period- C April 1, 2023 to September 30, 2023
Fidelity® Strategic Real Return Fund
Class A	.95%
Actual		$ 1,000	$ 1,004.00	$ 4.77
Hypothetical-B		$ 1,000	$ 1,020.31	$ 4.81
Class M	.95%
Actual		$ 1,000	$ 1,004.10	$ 4.77
Hypothetical-B		$ 1,000	$ 1,020.31	$ 4.81
Class C	1.70%
Actual		$ 1,000	$ 1,001.50	$ 8.53
Hypothetical-B		$ 1,000	$ 1,016.55	$ 8.59
Fidelity® Strategic Real Return Fund	.70%
Actual		$ 1,000	$ 1,005.40	$ 3.52
Hypothetical-B		$ 1,000	$ 1,021.56	$ 3.55
Class K6	.51%
Actual		$ 1,000	$ 1,005.90	$ 2.56
Hypothetical-B		$ 1,000	$ 1,022.51	$ 2.59
Class I	.70%
Actual		$ 1,000	$ 1,006.50	$ 3.52
Hypothetical-B		$ 1,000	$ 1,021.56	$ 3.55
Class Z	.61%
Actual		$ 1,000	$ 1,005.90	$ 3.07
Hypothetical-B		$ 1,000	$ 1,022.01	$ 3.09

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 17.09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $25,578,115 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $41,561,922 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 5%, 5% and 5%; Class M designates 5%, 5%, and 5%; Class C designates 6%, 7% and 6%; Strategic Real Return designates 4%, 5% and 5%: Class K6 designates 4%, 5% and 5%; Class I designates 4%, 5%, and 5%; and Class Z designates 4%, 5% and 5% of the dividends distributed in December 2022, April 2023, and July 2023 respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 7.51%, 16.73%, and 16.02%; Class M designates 7.51%, 16.43%, and 16.02%; Class C designates 9.03%, 23.17%, and 19.11%; Strategic Real Return designates 7.04%, 15.06% and 15.10% ; Class K6 designates 6.75%, 14.58% and 14.82%; Class I designates 7.04%, 15.06%, and 15.25% and Class Z designates 6.89%, 14.58%, and 14.82% of the dividends distributed in December 2022, April 2023 and July 2023, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 1.98%, 19.65%, and 18.81%; Class M designates 1.98%, 19.29%, and 18.81%; Class C designates 2.38%, 27.21%, and 22.44%; Strategic Real Return designates 1.86%, 17.69% and 17.74% ; Class K6 designates 1.78%, 17.12% and 17.41%; Class I designates 1.86%, 17.69%, and 17.91% and Class Z designates 1.82%, 17.12%, and 17.41% of the dividends distributed in December 2022, April 2023 and July 2023, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Strategic Real Return Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by Fidelity under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group").
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund's retail class ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, the retail class, and Class K6 of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.95%, 0.95%, 1.70%, 0.70%, 0.61%, 0.70%, and 0.51% through January 31, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based  on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.

1.814960.118
RRS-ANN-1123

Item 2.

Code of Ethics

As of the end of the period, September 30, 2023, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Strategic Real Return Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Real Return Fund	$87,400	$-	$8,100	$2,000

September 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Real Return Fund	$86,300	$-	$7,800	$1,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2023A	September 30, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2023A	September 30, 2022A
Deloitte Entities	$252,700	$467,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be

compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company

Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 21, 2023